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                                                                    EXHIBIT 10.4


                   CONUS COMMUNICATIONS COMPANY LIMITED PARTNERSHIP
                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                            CONSULTING SERVICES AGREEMENT



    Effective as of the 1st day of November, 1995, Conus Communications Company Limited Partnership and United States Satellite Broadcasting Company, Inc. agree as follows:

    WHEREAS, Conus Communications Company Limited Partnership ("Conus") is a Minnesota limited partnership with its principal place of business located at 3415 University Avenue, Saint Paul, Minnesota 55114; and

    WHEREAS, the managing general partner of Conus is Hubbard Broadcasting, Inc. ("Hubbard"), a Minnesota corporation, with its principal place of business located at 3415 University Avenue, Saint Paul, Minnesota 55114; and

    WHEREAS, United States Satellite Broadcasting Company, Inc. ("USSB") is a Minnesota corporation, with its principal place of business located at 3415 University Avenue, Saint Paul, Minnesota 55114; and

    WHEREAS, effective November 1, 1992, USSB and Conus entered into a Consulting Service Agreement; and

    WHEREAS, said Consulting Service Agreement expired by its own terms effective May 31, 1994; and

    WHEREAS, USSB and Conus wish to continue their professional relationship, including Conus' provision of consulting and engineering services in connection with USSB's operation of its diversity site, and the continued provision of consulting and engineering services in connection with USSB's ongoing operations on the terms and conditions set forth herein.

    NOW, THEREFORE, USSB and Conus agree as follows:




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    1.   RETENTION OF CONUS AS CONSULTANT.  Conus is hereby retained by USSB to serve as an engineering consultant to USSB in connection with the operation and maintenance of its diversity site and the continuing operation of its DBS operations.

    2. MANAGEMENT AND ADMINISTRATIVE CONSULTING SERVICES; MAINTENANCE AND OPERATING PERSONEL; CONUS PROVISION OF SUPPORT SERVICES.

         (a)  MANAGEMENT AND ADMINISTRATIVE CONSULTING SERVICES.     Conus
shall, at its expense, provide a minimum of two hundred sixty (260) hours and a maximum of one thousand (1,000) hours of consulting services per calendar year relating to the management and administration of the USSB Diversity Site, and the operation, maintenance and future planning of USSB technical operations overall, all of which shall be assigned, supervised and implemented by Ray Conover.

              (i) In and for consideration of management and administrative consulting services provided hereunder, USSB shall pay Conus $8,804.17 per month.

         (b)  MAINTENANCE AND OPERATING PERSONNEL.    In addition, Conus shall,
at its expense, provide sufficient personnel to operate and maintain the USSB Diversity Site on a twenty-four-hour-a-day, seven-day-a-week basis.

              (i) In and for consideration of maintenance and operating services provided hereunder, USSB shall pay Conus $2,262.50 per month.

    3.   CONUS PROVISION OF SUPPORT SERVICES.

         (a) Conus shall, at its expense, provide the management, administrative, maintenance and operating consultants/personnel with all associated support hardware and support staff, including without limitation computer and telephone services and equipment, which is necessary for them to perform their duties.

              (i) In and for consideration of personnel support items provided hereunder, USSB shall pay Conus $290.00 per month.


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    4.   LABORATORY SUPPORT ITEMS AND SERVICES.

         (a) Conus shall, at its expense, acquire and provide to the management, administrative, maintenance and operating personnel laboratory support services and equipment (including, without limitation, tools, testing equipment, testing equipment maintenance and consumables) which are reasonable and necessary for them to perform their duties.

              (i) In and for consideration of laboratory support items provided hereunder, USSB shall pay Conus $290.00 per month.

    5.   ADDITIONAL SOUNDPROOFING.     USSB will reimburse Conus for all
reasonable, expenses incurred by Conus in enhancing or improving the soundproofing to the Conus generator room as necessary, PROVIDED that USSB reserves the right to verify the accuracy and propriety of such expenditures.

    6.   TERM; TERMINATION.

         (a) INITIAL TERM. Unless earlier terminated in accordance with the following two subdivisions, the Term of this Agreement shall commence effective January 1, 1996, and shall terminate December 31, 1997.

         (b) BY USSB. In the event Ray Conover leaves the employ of Conus, USSB may, at its option, terminate this Agreement upon thirty (30) days advance written notice with no further liability or obligation by either party. Otherwise, USSB may terminate this Agreement upon sixty (60) days advance written notice.

         (c) BY CONUS. Conus may terminate this Agreement upon one hundred twenty (120) days advance written notice.

    7.   CONUS SERVICES.

         (a) Conus shall, at USSB's discretion, consult with USSB concerning all engineering related matters pertinent to the operation and maintenance of its diversity site and the continuing operation of its DBS operations. Such consultation shall include, but not be limited to: final waveguide and fine tuning of microwave system; diversity station routine maintenance (including labor and small parts such resistors, capacitors and hardware that are not unique);


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assignment of personnel; and development and implementation of all diversity station operational procedures.

         (b) Parts and services unique to the diversity station requiring attention will be brought to the attention of Ray Conover, who will also personally approve any work or services to be performed.

         (c) Additional engineering time for extraordinary circumstances will be available at Conus' standard hourly billing rate.

    8.   PAYMENTS BY USSB TO CONUS.

         (a) All payments due Conus hereunder are due and payable within thirty (30) days of invoicing by Conus.

         (b) All associated travel and entertainment expenses incurred by Conus pursuant to this Agreement shall be expensed directly to USSB without markup, provided that USSB reserves the right to verify the accuracy and propriety of such expenditures.

    9.   MISCELLANEOUS.

         (a) No waiver by either party of any breach or default hereunder shall be deemed to be a waiver of any preceding or subsequent breach or default.

         (b) No action or course of conduct or dealing by any party to this Agreement shall be deemed a waiver, interpretation, alteration, amendment or modification of this Agreement. This Agreement may not be modified, altered or amended, nor may any provision hereof be waived, except by a writing signed by an authorized representative of the party to be charged therewith.

         (c) This Agreement, its interpretation, performance or any breach thereof, shall be construed and enforced in accordance with, and all questions with respect thereto shall be determined by, the laws of the State of Minnesota (without giving regard to the conflict of laws rules thereof), applicable to contracts made and entirely performed therein.


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         (d)  Nothing contained herein shall be deemed to create a joint venture, partnership, principal/agent relationship or other fiduciary relationship between the parties hereto.

         (e) This Agreement contains the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements or understandings (whether oral or written) relating thereto.

         (f) This Agreement may not be assigned by either party without the written authorization of the non-assigning party.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                       CONUS COMMUNICATIONS COMPANY
                                       LIMITED PARTNERSHIP


                                       By:  /s/ Charles H. Dutcher, III
                                            --------------------------------
                                            Charles H. Dutcher, III
                                       Its: President/General Manager
                                            --------------------------------


                                       UNITED STATES SATELLITE
                                       BROADCASTING COMPANY, INC.


                                       By:  /s/ Robert W. Hubbard
                                            --------------------------------
                                            Robert W. Hubbard
                                       Its: Executive Vice President
                                            --------------------------------


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